SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 14, 1997
                        Commission File Number: 0-25386


                                FX ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


              NEVADA                                87-0504461
     (State or other jurisdiction of              (IRS Employer
     incorporation or organization)             Identification No.)


        3006 HIGHLAND DRIVE
             SUITE 206
       SALT LAKE CITY, UTAH                           84106
     (Address of Principal Executive                (Zip Code)
     Offices)

              Registrant's Telephone Number, including Area Code:
                              (801) 486-5555


                                   N/A
     (Former name, former address, and formal fiscal year, if changed since last report)






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                             ITEM 5.  OTHER EVENTS
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     FX Energy, Inc. (the "Company") announced on April 14, 1997, that the
Orneta #1 well, the Company's first test in its Baltic Concession, recovered water form the Cambrian sandstone reservoir.

     The Company began coring the well on April 12 at a true vertical depth of 2,435 meters (7,987 feet) in the top of the Cambrian formation, approximately
44.5 meters high to the off-structure Henrykowo #1 well. While coring, the well began flowing water at sufficient volume and pressure to require shutting-in the well. No detectable gas or oil was found on examination of the cuttings or mud. The Company plans to recover the core, drill approximately 130 meters through the remaining Cambrian formation to the top of the Precambrian, run the log suite, and plug the well. Drilling to the Precambrian formation fulfills the work obligation for the Company to earn the Baltic Concession.

     The Company will evaluate data from this well, particularly the reservoir and production characteristics of the obviously fractured Cambrian sandstone. This data will help in evaluating the potential of other structures in the Baltic Concession because it will be the first ever log and core data acquired and analyzed using western technology.

     The Company is currently surveying two new drillsites and plans to drill two more wells this year in the Baltic Concession to test two additional structures (including the Gladysze structure) covered in last year's seismic program. Specific drilling plans will be made immediately after the Company and its partner have evaluated the Orneta #1 data.

     The Orneta #1 is operated by Warmia Petroleum Company, a subsidiary of the Company, with a 50% working interest. RWE-DEA, a subsidiary of RWE-DEA AG, also has a 50% working interest in the well. Parker Drilling Company provides drillsite supervision.

     The Company is conducting an exploration study in the Carpathian region of southern Poland in partnership with the Polish National Oil and Gas Company, and holds exploration rights in the Lublin and Sudety areas of Poland.

     The Company produces oil from fields in Montana and Nevada and is actively pursuing other oil and gas opportunities in Poland and in the western United States.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 15, 1996          FX ENERGY, INC.


                                By: /s/ Scott J. Duncan, Vice President